                                                                    EXHIBIT 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
FINANCIAL SUMMARY



                                                                Three Months Ended                     Three Months Ended
(dollars in thousands, except per share data)                       December 31,                          September 30,
                                                    ------------------------------------------   -----------------------------------
                                                          2003          2002        % Change         2003          % Change
                                                    -------------   -------------  -----------   -------------    -----------
SUMMARY OF OPERATIONS:
Net income                                           $    14,167        $ 13,285      6.6 %          $ 13,308       6.5 %
Net interest income                                       38,417          34,238     12.2              38,037       1.0
Provision for loan losses                                  1,975           1,425     38.6               2,950     (33.1)
Non-interest income                                       24,799          25,519     (2.8)             24,623       0.7
Net gains (losses)                                           520           2,600    (80.0)                746     (30.3)
Non-interest income (excluding net gains/losses)          24,279          22,919      5.9              23,877       1.7
Non-interest expense                                      39,767          39,227      1.4              39,330       1.1
Income tax expense                                         7,307           5,820     25.5               7,072       3.3

SHARE DATA:
Basic earnings per share                                  $ 0.58          $ 0.54      7.4 %            $ 0.54       7.4 %
Diluted earnings per share                                  0.56            0.53      5.7                0.53       5.7
Cash dividends paid per share                               0.24            0.22      9.1               0.235       2.1
Book value per share                                       13.22           12.96      2.0               12.93       2.2
Weighted average shares - basic                       24,530,346      24,480,847      0.2          24,555,675      (0.1)
Weighted average shares - diluted                     25,227,584      25,102,701      0.5          25,205,315       0.1
Common shares outstanding                             24,562,273      24,363,636      0.8          24,483,143       0.3

END OF PERIOD BALANCES:
Investment securities portfolio                      $ 2,086,510      $1,993,229      4.7 %        $1,970,618       5.9 %
Total loans                                            2,784,546       2,560,563      8.7           2,702,255       3.0
Assets                                                 5,207,848       4,890,722      6.5           4,985,445       4.5
Deposits                                               3,079,549       3,187,966     (3.4)          3,087,906      (0.3)
Stockholders' equity                                     324,765         315,635      2.9             316,661       2.6
Common stockholders' equity                              331,354         300,715     10.2             321,350       3.1

AVERAGE BALANCES:
Investment securities portfolio                       $2,028,690      $1,893,256      7.2 %        $1,993,040       1.8 %
Loans:
   Core consumer                                         983,533         833,789     18.0             928,730       5.9
   Core commercial business                              352,016         349,791      0.6             355,002      (0.8)
   Core commercial real estate                           667,482         551,502     21.0             630,095       5.9
      Total core loans                                 2,003,031       1,735,082     15.4           1,913,827       4.7
   Non-core consumer                                     702,248         798,920    (12.1)            694,637       1.1
   National syndicated loans                              26,183          55,405    (52.7)             31,499     (16.9)
      Total non-core loans*                              728,431         854,325    (14.7)            726,136       0.3
Total loans                                            2,731,462       2,589,407      5.5           2,639,963       3.5
Earning assets                                         4,769,095       4,494,346      6.1           4,648,407       2.6
Assets                                                 5,097,202       4,811,441      5.9           4,984,959       2.3
   Core deposits                                       2,825,439       2,740,776      3.1           2,869,728      (1.5)
   Non-core deposits (brokered deposits)                 235,371         436,469    (46.1)            282,405     (16.7)
Total deposits                                         3,060,810       3,177,245     (3.7)          3,152,133      (2.9)
Stockholders' equity                                     311,838         307,468      1.4             303,702       2.7
Common stockholders' equity                              321,249         298,019      7.8             317,578       1.2

SELECTED RATIOS:
Return on average assets                                    1.10 %          1.09 %                       1.06 %
Return on average equity                                   18.02           17.14                        17.38
Return on average common equity                            17.50           17.69                        16.63
Net yield on average earning assets (t/e basis)             3.21            3.04                         3.26
Efficiency ratio                                           63.27           68.40                        63.35
Leverage ratio                                              8.44            7.47                         7.61
Tier I risk-based capital ratio                            13.19           11.62                        11.99
Total risk-based capital ratio                             15.32           12.70                        13.11

* Includes purchased loans, syndicated loans outside the Bank's normal lending area and loans from discontinued product lines.

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
FINANCIAL SUMMARY


                                                                   Twelve Months Ended
(dollars in thousands, except per share data)                          December 31,
                                                         ---------------------------------------
                                                             2003           2002        % Change
                                                         -------------  -------------   --------
SUMMARY OF OPERATIONS:
Net income                                              $    51,455       $ 48,305        6.5 %
Net interest income                                         148,880        141,524        5.2
Provision for loan losses                                     9,936          9,825        1.1
Non-interest income                                          88,373         89,180       (0.9)
Net gains (losses)                                           (4,379)         2,786          -
Non-interest income (excluding net gains/losses)             92,752         86,394        7.4
Non-interest expense                                        158,447        150,861        5.0
Income tax expense                                           17,415         21,713      (19.8)

SHARE DATA:
Basic earnings per share                                     $ 2.10         $ 1.94        8.2 %
Diluted earnings per share                                     2.05           1.88        9.0
Cash dividends paid per share                                  0.93           0.85        9.4
Book value per share                                          13.22          12.96        2.0
Weighted average shares - basic                          24,494,659     24,895,543       (1.6)
Weighted average shares - diluted                        25,142,075     25,630,985       (1.9)
Common shares outstanding                                24,562,273     24,363,636        0.8

END OF PERIOD BALANCES:
Investment securities portfolio                         $ 2,086,510     $1,993,229        4.7 %
Total loans                                               2,784,546      2,560,563        8.7
Assets                                                    5,207,848      4,890,722        6.5
Deposits                                                  3,079,549      3,187,966       (3.4)
Stockholders' equity                                        324,765        315,635        2.9
Common stockholders' equity                                 331,354        300,715       10.2

AVERAGE BALANCES:
Investment securities portfolio                         $ 2,050,774     $1,869,220        9.7 %
Loans:
   Core consumer                                            906,473        796,843       13.8
   Core commercial business                                 350,633        337,689        3.8
   Core commercial real estate                              609,941        518,497       17.6
      Total core loans                                    1,867,047      1,653,029       12.9
   Non-core consumer                                        693,184        938,344      (26.1)
   National syndicated loans                                 36,071         67,466      (46.5)
      Total non-core loans*                                 729,255      1,005,810      (27.5)
Total loans                                               2,596,302      2,658,839       (2.4)
Earning assets                                            4,659,491      4,538,737        2.7
Assets                                                    4,991,775      4,845,615        3.0
   Core deposits                                          2,825,412      2,692,617        4.9
   Non-core deposits (brokered deposits)                    317,632        576,386      (44.9)
Total deposits                                            3,143,044      3,269,003       (3.9)
Stockholders' equity                                        314,490        299,333        5.1
Common stockholders' equity                                 312,371        297,882        4.9

SELECTED RATIOS:
Return on average assets                                       1.03 %         1.00 %
Return on average equity                                      16.36          16.14
Return on average common equity                               16.47          16.22
Net yield on average earning assets (t/e basis)                3.21           3.14
Efficiency ratio                                              65.39          65.96
Leverage ratio                                                 8.44           7.47
Tier I risk-based capital ratio                               13.19          11.62
Total risk-based capital ratio                                15.32          12.70

* Includes purchased loans, syndicated loans outside the Bank's normal lending area and loans from discontinued product lines.

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL

(dollars in thousands)                                         12/31/2003        12/31/2002            9/30/2003
                                                           ----------------   ---------------      --------------
LOAN PORTFOLIO
--------------
Acquired Residential Mortgage                                  $   611,157       $   545,323        $   584,886
Other Consumer                                                   1,019,660           881,151            977,758
                                                           ----------------   ---------------      ---------------
   Total Consumer                                                1,630,817         1,426,474          1,562,644
Commercial Business                                                386,603           376,065            374,888
Residential Real Estate Construction                               161,932           119,732            160,519
Commercial Real Estate Construction                                208,594           238,344            201,906
Residential Real Estate Mortgage                                    78,164           168,869             90,268
Commercial Real Estate Mortgage                                    318,436           231,079            312,030
                                                           ----------------   ---------------      ---------------
     TOTAL LOANS                                               $ 2,784,546       $ 2,560,563        $ 2,702,255
                                                           ================   ===============      ===============

NON-PERFORMING ASSETS
---------------------
Acquired Residential Mortgage                                  $    16,401       $    18,070        $    16,122
Other Consumer                                                         136               460                266
Commercial Business                                                  3,085               514              1,810
Residential Real Estate Construction                                   135               136                134
Residential Real Estate Mortgage                                     2,560             1,953              2,002
                                                          ----------------   ---------------       ---------------
Total Non-Accrual Loans                                             22,317            21,133             20,334
Total Renegotiated Loans                                                 -                 -                  -
                                                           ----------------   ---------------      ---------------
     TOTAL NON-PERFORMING LOANS                                     22,317            21,133             20,334
Total Other Assets and Real Estate Owned                             3,243             3,796              3,916
                                                           ----------------   ---------------      ---------------
     TOTAL NON-PERFORMING ASSETS                               $    25,560       $    24,929        $    24,250
                                                           ================   ===============      ===============

90-DAY DELINQUENCIES
--------------------
Acquired Residential Mortgage                                  $     4,181       $     5,108        $     4,276
Other Consumer                                                         498             1,023                723
Commercial Business                                                    544               320                380
Residential Real Estate Mortgage                                     4,669             8,377              5,899
                                                           ----------------   ---------------      ---------------
     TOTAL 90-DAY DELINQUENCIES                                $     9,892       $    14,828        $    11,278
                                                           ================   ===============      ===============

ASSET QUALITY RATIOS
--------------------
Non-Performing Loans to Loans                                        0.80%             0.83%               0.75%
Non-Performing Assets to Loans                                       0.92%             0.97%               0.90%
Allowance for Loan Losses to Loans                                   1.28%             1.31%               1.30%
Net Charge-Offs to Average Loans                                     0.21%             0.40%               0.30%
Allowance for Loan Losses to Non-Performing Loans                  159.25%           158.16%             172.16%



                                                            Three Months Ended December 31,              Three Months
                                                           ----------------------------------         Ended September 30,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES                           2003               2002                     2003
-------------------------------------                      ----------------   ---------------        -------------------
Balance at Beginning of Period                               $ 35,006          $ 34,615                  $ 34,047
Provision for Loan Losses                                       1,975             1,425                     2,950
Less: Loans Charged-Off, Net of Recoveries
   Acquired Residential Mortgage                                  993             1,612                     1,346
   Other Consumer                                                 132               380                       440
   Commercial Business                                            305               517                       195
   Residential Real Estate Mortgage                                12               106                        10
                                                           ----------------   ---------------        -------------------
Net Charge-Offs                                                 1,442             2,615                     1,991
                                                           ----------------   ---------------        -------------------
     BALANCE AT END OF PERIOD                                $ 35,539          $ 33,425                  $ 35,006
                                                           ================   ===============        ===================


PROVIDENT BANKSHARES CORPORATION
COMPARATIVE ANALYSIS OF AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND INTEREST YIELDS AND RATES


                                                ----------------------------------------------------------------
                                                       Three Months Ended             Three Months Ended
                                                ----------------------------------------------------------------
(dollars in thousands)                            Average     Income/   Yield/    Average     Income/    Yield/
(tax-equivalent basis)                            Balance     Expense    Rate     Balance     Expense     Rate
                                                ----------  ----------  ------- -----------  ---------  --------
Assets
------
Interest-Earning Assets:
Home Equity                                     $  485,931   $  5,943   4.85 %  $  371,946   $  5,405     5.77 %
Marine                                             459,876      6,203   5.35       417,824      6,650     6.31
Acquired Residential Mortgage                      604,373      9,505   6.24       567,956      8,658     6.05
Other Direct Consumer                               37,726        722   7.59        44,019        814     7.34
Other Indirect Consumer                             14,230        276   7.70        42,891        792     7.33
Residential Mortgage                                83,645      1,406   6.67       188,073      3,555     7.50
                                                ----------  ----------  ------   -----------  --------
    Total Consumer                               1,685,781     24,055   5.66     1,632,709     25,874     6.29
Commercial Business                                352,016      4,981   5.61       349,791      5,575     6.32
Real Estate-Construction                           350,471      3,769   4.27       318,503      3,635     4.53
Commercial Mortgage                                317,011      4,398   5.50       232,999      3,740     6.37
Non-Core SNC's                                      26,183        224   3.39        55,405        602     4.31
                                                ----------  ----------  ------   -----------  --------
    Total Loans                                  2,731,462     37,427   5.44     2,589,407     39,426     6.04
                                                ----------  ----------  ------   -----------  --------
Loans Held for Sale                                  7,193        104   5.74         9,062        142     6.22
Short-Term Investments                               1,750          5   1.13         2,621          9     1.36
Taxable Investment Securities                    2,010,933     21,998   4.34     1,873,253     22,745     4.82
Tax-Advantaged Investment Securities                17,757        314   7.02        20,003        351     6.96
                                                ----------  ----------  ------   -----------  --------
    Total Investment Securities                  2,028,690     22,312   4.36     1,893,256     23,096     4.84
                                                ----------  ----------  ------   -----------  --------
    Total Interest-Earning Assets                4,769,095     59,848   4.98     4,494,346     62,673     5.53
                                                ----------  ----------  ------   -----------  --------
Less: Allowance for Loan Losses                    (34,943)                        (33,814)
Cash and Due From Banks                            118,259                         107,287
Other Assets                                       244,791                         243,622
                                                -----------                     -----------
   Total Assets                                 $5,097,202                      $4,811,441
                                                ===========                     ===========


Liabilities and Stockholders' Equity
------------------------------------
Interest-Bearing Liabilities:
Demand/Money Market Deposits                    $  903,642      1,390   0.61    $  827,237      2,054     0.99
Savings Deposits                                   704,654        552   0.31       661,379      1,430     0.86
Direct Time Deposits                               666,647      3,633   2.16       791,800      6,448     3.23
Brokered Time Deposits                             235,371      3,723   6.28       436,469      6,816     6.20
Short-Term Borrowings                              632,359      1,411   0.89       488,852      1,722     1.40
Long-Term Debt                                   1,062,403     10,564   3.94       819,662      9,776     4.73
                                                -----------  ---------          -----------   --------
  Total Interest-Bearing Liabilities             4,205,076     21,273   2.01     4,025,399     28,246     2.78
                                                -----------  ---------          -----------   --------
Noninterest-Bearing Demand Deposits                550,496                         460,360
Other Liabilities                                   20,381                          27,663
Stockholders' Equity                               321,249                         298,019
                                                -----------                     -----------
  Total Liabilities and Stockholder's Equity    $5,097,202                      $4,811,441
                                                ===========                     ===========
Net Interest-Earning Assets                     $  564,019                      $  468,947
                                                ===========                     ===========
Net Interest Income (tax-equivalent)                           38,575                          34,427
Less: Tax-Equivalent Adjustment                                  (158)                           (189)
                                                             ---------                       ---------
Net Interest Income                                          $ 38,417                        $ 34,238
                                                             =========                       =========


Net Yield on Interest-Earning Assets                                    3.21                              3.04 %
                                               -----------------------------------------------------------------




                                                                                                           2003/2002
                                                                                                    Income/Expense Variance
                                                        2003/2002 Increase/(Decrease)                   Due to Change In
                                                --------------------------------------------   -------------------------------------
(dollars in thousands)                           Average       %         Income/       %            Average           Average
(tax-equivalent basis)                            Balance    Change      Expense     Change         Rate               Volume
                                                ----------  ---------   ---------  ---------   ---------------     -----------------
Assets
------
Interest-Earning Assets:
Home Equity                                     $ 113,985     30.6 %    $   538      10.0 %        $  (945)           $ 1,483
Marine                                             42,052     10.1         (447)     (6.7)          (1,076)               629
Acquired Residential Mortgage                      36,417      6.4          847       9.8              280                567
Other Direct Consumer                              (6,293)   (14.3)         (92)    (11.3)              28               (120)
Other Indirect Consumer                           (28,661)   (66.8)        (516)    (65.2)              38               (554)
Residential Mortgage                             (104,428)   (55.5)      (2,149)    (60.5)            (357)            (1,792)
                                                ----------              ---------
    Total Consumer                                 53,072      3.3       (1,819)     (7.0)
Commercial Business                                 2,225      0.6         (594)    (10.7)            (629)                35
Real Estate-Construction                           31,968     10.0          134       3.7             (217)               351
Commercial Mortgage                                84,012     36.1          658      17.6             (558)             1,216
Non-Core SNC's                                    (29,222)   (52.7)        (378)    (62.8)            (109)              (269)
                                                ----------              ---------
    Total Loans                                   142,055      5.5       (1,999)     (5.1)
                                                ----------              ---------
Loans Held for Sale                                (1,869)   (20.6)         (38)    (26.8)             (10)               (28)
Short-Term Investments                               (871)   (33.2)          (4)    (44.4)              (1)                (3)
Taxable Investment Securities                     137,680      7.3         (747)     (3.3)          (2,348)             1,601
Tax-Advantaged Investment Securities               (2,246)   (11.2)         (37)    (10.5)               3                (40)
                                                ----------              ---------
    Total Investment Securities                   135,434      7.2         (784)     (3.4)
                                                ----------              ---------
    Total Interest-Earning Assets                 274,749      6.1       (2,825)     (4.5)          (6,511)             3,686
                                                ----------              ---------
Less: Allowance for Loan Losses                    (1,129)     3.3
Cash and Due From Banks                            10,972     10.2
Other Assets                                        1,169      0.5
                                                -----------
   Total Assets                                 $ 285,761      5.9
                                                ===========

Liabilities and Stockholders' Equity
------------------------------------
Interest-Bearing Liabilities:
Demand/Money Market Deposits                    $  76,405      9.2         (664)    (32.3)            (840)               176
Savings Deposits                                   43,275      6.5         (878)    (61.4)            (966)                88
Direct Time Deposits                             (125,153)   (15.8)      (2,815)    (43.7)          (1,905)              (910)
Brokered Time Deposits                           (201,098)   (46.1)      (3,093)    (45.4)              87             (3,180)
Short-Term Borrowings                             143,507     29.4         (311)    (18.1)            (734)               423
Long-Term Debt                                    242,741     29.6          788       8.1           (1,799)             2,587
                                                -----------             ---------
  Total Interest-Bearing Liabilities              179,677      4.5       (6,973)    (24.7)          (8,185)             1,212
                                                -----------             ---------
Noninterest-Bearing Demand Deposits                90,136     19.6
Other Liabilities                                  (7,282)   (26.3)
Stockholders' Equity                               23,230      7.8
                                                -----------
  Total Liabilities and Stockholder's Equity    $ 285,761      5.9
                                                ===========
Net Interest-Earning Assets                     $  95,072     20.3
                                                ===========
Net Interest Income (tax-equivalent)                                      4,148      12.0          $ 1,674            $ 2,474
Less: Tax-Equivalent Adjustment                                              31     (16.4)
                                                                        ---------
Net Interest Income                                                     $ 4,179      12.2


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME

                                                                   Three Months Ended               Twelve Months Ended
                                                                     December 31,                      December 31,
                                                            -------------------------------   ------------------------------
(dollars in thousands, except per share data)                      2003             2002            2003            2002
                                                            --------------   --------------   -------------   --------------
Interest Income:
   Loans, including fees                                         $ 37,331         $ 39,265      $ 147,865        $ 174,672
   Investment securities                                           21,998           22,745         90,727          100,468
   Tax-advantaged loans and securities                                356              465          1,502            1,816
   Short-term investments                                               5                9             25               90
                                                            --------------   --------------   -------------   --------------
      Total interest income                                        59,690           62,484        240,119          277,046
                                                            --------------   --------------   -------------   --------------
Interest Expense:
   Deposits                                                         9,298           16,748         47,550           83,013
   Short-term borrowings                                            1,411            1,722          4,796            6,338
   Long-term debt                                                  10,564            9,776         38,893           46,171
                                                            --------------   --------------   -------------   --------------
      Total interest expense                                       21,273           28,246         91,239          135,522
                                                            --------------   --------------   -------------   --------------
Net interest income                                                38,417           34,238        148,880          141,524
   Less provision for loan losses                                   1,975            1,425          9,936            9,825
                                                            --------------   --------------   -------------   --------------
Net interest income, after provision for loan losses               36,442           32,813        138,944          131,699
                                                            --------------   --------------   -------------   --------------
Non-Interest Income:
   Service charges on deposit accounts                             19,966           18,820         75,984           70,710
   Commissions and fees                                               962            1,081          4,507            4,823
   Net gains (losses)                                                 520            2,600         (4,379)           2,786
   Other non-interest income                                        3,351            3,018         12,261           10,861
                                                            --------------   --------------   -------------   --------------
      Total non-interest income                                    24,799           25,519         88,373           89,180
                                                            --------------   --------------   -------------   --------------
Non-Interest Expense:
   Salaries and employee benefits                                  21,351           19,682         79,354           74,215
   Occupancy expense, net                                           3,920            3,615         15,730           14,225
   Furniture and equipment expense                                  3,031            2,826         11,840           10,970
   External processing fees                                         5,300            5,069         21,201           20,202
   Other non-interest expense                                       6,165            8,035         30,322           31,249
                                                            --------------   --------------   -------------   --------------
      Total non-interest expense                                   39,767           39,227        158,447          150,861
                                                            --------------   --------------   -------------   --------------
Income before income taxes                                         21,474           19,105         68,870           70,018
Income tax expense                                                  7,307            5,820         17,415           21,713
                                                            --------------   --------------   -------------   --------------
Net income                                                       $ 14,167         $ 13,285      $  51,455        $  48,305
                                                            ==============   ==============   =============   ==============

Net Income Per Share Amounts:
   Basic                                                         $   0.58         $   0.54      $    2.10        $    1.94
   Diluted                                                           0.56             0.53           2.05             1.88

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION



                                                                                                 December 31,
                                                                                       -------------------------------
(dollars in thousands, except share amounts)                                                2003             2002
                                                                                       --------------   --------------
Assets:
   Cash and due from banks                                                                $  127,048       $  145,063
   Short-term investments                                                                      1,137            3,129
   Mortgage loans held for sale                                                                5,016            8,899
   Securities available for sale                                                           2,086,510        1,993,229
   Loans                                                                                   2,784,546        2,560,563
      Less allowance for loan losses                                                          35,539           33,425
                                                                                       --------------   --------------
         Net loans                                                                         2,749,007        2,527,138
                                                                                       --------------   --------------
   Premises and equipment, net                                                                49,575           47,031
   Accrued interest receivable                                                                25,413           28,101
   Intangible assets                                                                           8,932            9,340
   Other assets                                                                              155,210          128,792
                                                                                       --------------   --------------
Total assets                                                                              $5,207,848       $4,890,722
                                                                                       ==============   ==============

Liabilities:
   Deposits:
      Noninterest-bearing                                                                 $  579,058       $  492,661
      Interest-bearing                                                                     2,500,491        2,695,305
                                                                                       --------------   --------------
         Total deposits                                                                    3,079,549        3,187,966
                                                                                       --------------   --------------
   Short-term borrowings                                                                     627,861          539,758
   Long-term debt                                                                          1,153,301          814,546
   Accrued expenses and other liabilities                                                     22,372           32,817
                                                                                       --------------   --------------
         Total liabilities                                                                 4,883,083        4,575,087
                                                                                       --------------   --------------

Stockholders' Equity:
   Common stock (par value $1.00) authorized 100,000,000 shares;
    issued 32,213,590 and 31,737,237  shares at December 31,
    2003 and  2002, respectively                                                              32,214           31,737
   Additional paid-in capital                                                                298,928          289,698
   Retained earnings                                                                         153,545          124,862
   Net accumulated other comprehensive income (loss)                                          (6,589)          14,920
   Treasury stock at cost - 7,651,317 and 7,373,601
    shares at  December 31, 2003 and 2002                                                   (153,333)        (145,582)
                                                                                       --------------   --------------
      Total stockholders' equity                                                             324,765          315,635
                                                                                       --------------   --------------
Total liabilities and stockholders' equity                                                $5,207,848       $4,890,722
                                                                                       ==============   ==============

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